RMB INVESTORS TRUST

RMB Small Cap Fund
RMB SMID Cap Fund
(each, a “Fund” and collectively, the “Funds”)

Supplement Dated September 9, 2021 to the Prospectus dated May 1, 2021

Effective November 1, 2021, the information below replaces similar disclosure in the section of the Prospectus titled: “Fund Summaries—RMB Small Cap Fund—Adviser—Portfolio Managers”
Portfolio Managers
Christopher C. Faber has had primary day-to-day responsibility for the Fund’s portfolio since inception of the predecessor fund on August 2002. Mr. Faber is a Senior Vice President and Portfolio Manager of the Adviser.

Effective November 1, 2021, the information below replaces similar disclosure in the section of the Prospectus titled: “Fund Summaries—RMB SMID Cap Fund—Adviser—Portfolio Managers”
Portfolio Managers
Christopher C. Faber has had primary day-to-day responsibility for the Fund’s portfolio since inception of the predecessor fund on December 31, 2004. Mr. Faber is a Senior Vice President and Portfolio Manager of the Adviser.

Effective November 1, 2021, the information below replaces similar disclosure in the section of the Prospectus titled: “The Investment Adviser—Portfolio Management.”
Portfolio Management
The Adviser’s and the Sub-Adviser’s investment and portfolio decision-making process is based on a team approach. For each Fund, a portfolio manager from the investment team has primary responsibility for the day-to-day management of the Fund. Information regarding each Fund’s portfolio manager, the portfolio manager’s title and length of service is set forth below. The SAI provides additional information about each portfolio manager’s compensation, other accounts under management, and ownership of securities in their respective Fund(s).

Portfolio Manager	Primary Role	Title and Recent Biography
Todd Griesbach, CFA RMB Fund	Responsible for the day-to-day management of the RMB Fund’s investment portfolio since July 2016.	Senior Vice President and Portfolio Manager of the Adviser (since 2011).
Christopher C. Faber RMB Small Cap Fund RMB SMID Cap Fund	Mr. Faber has been a portfolio manager of the Adviser since 2017. Prior to that, Mr. Faber was the President and a portfolio manager of IronBridge Capital Management, L.P. (“IronBridge”) from 1999 to 2017. Mr. Faber was a founding partner of HOLT Value Associates, L.P., the former parent company of IronBridge, from May 1986 to April 1999.	Senior Vice President and Portfolio Manager of the Adviser (since 2017).
Anton Schutz Financial Services Fund	Responsible for the day-to-day management of the Financial Services Fund’s investment portfolio since inception in 1999.	President and Portfolio Manager of Mendon (since 1996).
Masa Hosomizu, CFA Japan Fund International Fund	Responsible for the day-to-day management of the Japan Fund’s investment portfolio since inception in December 2017. Responsible for the day-to-day management of the International Fund’s investment portfolio since 2019.	Partner and Portfolio Manager of the Adviser (since 2013). Prior experience includes: Coghill Capital Management (Portfolio Manager) (2009 to 2013), (Research Analyst) (2005 to 2008); Nomura Securities (various roles including Equity Research Sales and Wealth Management Advisor) (1998 to 2005). Mr. Hosomizu received a BA in Law from the University of Tokyo and an MBA from the University of Chicago.

Please retain this supplement with your Prospectus for future reference.

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